Exhibit 99.1
Cepton, Inc. Reports Third Quarter 2023 Results
SAN JOSE, CA, November 9, 2023 – Cepton, Inc. (“Cepton”) (Nasdaq: CPTN), a Silicon Valley innovator and leader in high performance lidar solutions, today announced business updates and financial results for the third quarter ended September 30, 2023.
“For the second consecutive quarter, we set new company records for shipment volumes for the automotive end market,” said Jun Pei, Cepton’s Co-Founder and CEO. “Our continued dedication to executing our milestones and increasing adoption in targeted smart application markets demonstrates our technology leadership in lidar.”
Business Highlights
Series Production Execution
•Passed final software milestone for launch of series production, fully integrating AUTOSAR and cybersecurity software and testing against one of the most rigid requirements in the industry
•Second consecutive quarter of record shipments, achieved internal volume production targets
•OEM start of production has been delayed as a result of automotive industry headwinds and OEM vehicle launch delays
Automotive
•In final sourcing discussions for another major consumer vehicle OEM award for long-range lidar
•Entered final sourcing round for a major trucking OEM award for short-range lidar
Smart Infrastructure
•Secured design wins at Tampa International Airport, JFK Airport’s New Terminal One, Denver International Airport and San Francisco International Airport through our partnership with The Indoor Lab
•Launched two autonomous industrial vehicles with a major industrial automation conglomerate using our Nova product
•Expanded lidar adoption in tolling application with another major tolling operator
Technology
•Developed best-in-class automotive software validation suite through our work with OEM customers for ethernet-based sensors
•On track to launch our next generation of high-performance long-range lidar with the smallest form factor in the industry to date
Financial Highlights
Revenue and Gross Margin
•Third quarter 2023 total revenue was $3.8 million, an increase of 112% compared to the prior year comparable period and 38% sequentially
◦Third quarter 2023 revenue growth driven by record shipment volumes
◦Third quarter 2023 gross margin was 13%
•Third quarter 2023 product revenue was $3.8 million, an increase of 114% compared to the prior year comparable period and 37% sequentially

•Minimal development revenue in third quarter 2023, consistent with prior year comparable period and sequentially
Net Loss and Non-GAAP Net Loss
•Third quarter 2023 GAAP net loss was $11.3 million, or $(0.71) per share, basic and diluted
•Third quarter 2023 non-GAAP net loss was $9.2 million, or $(0.58) per share, basic and diluted
Adjusted EBITDA
•Third quarter 2023 adjusted EBITDA was $(9.9) million
Full Year 2023 Financial Outlook
•Full year 2023 revenue is expected to be between $9 million and $11 million
•Expected non-GAAP operating expenses to be below $50 million
Conference Call Details

Cepton will host a live conference call and webcast to discuss the business updates and results at 2:30 p.m. PT (5:30 p.m. ET) today. The live call can be accessed by dialing 1-877-300-8521 (toll free) or 1-412-317-6026 (international) and by webcast at https://investors.cepton.com/.

A telephonic replay of the conference call will be available approximately three hours after the live call and until November 23, 2023, and can be accessed by dialing 1-844-512-2921 (toll free) or 1-412-317-6671 (international) and entering the passcode 10182348. An archived webcast of the conference call will be accessible on Cepton’s Investor Relations page at https://investors.cepton.com/.
About Cepton, Inc.
Cepton is a Silicon Valley innovator of lidar-based solutions for automotive (ADAS/AV), smart cities, smart spaces, and smart industrial applications. With its patented lidar technology, Cepton aims to take lidar mainstream and achieve a balanced approach to performance, cost and reliability, while enabling scalable and intelligent 3D perception solutions across industries.

Cepton has been awarded a significant ADAS lidar series production award with Koito on the General Motors business. Cepton is also engaged with all Top 10 global OEMs.

Founded in 2016 and led by industry veterans with decades of collective experience across a wide range of advanced lidar and imaging technologies, Cepton is focused on the mass market commercialization of high performance, high quality lidar solutions. Cepton is headquartered in San Jose, CA and has a center of excellence facility in Troy, MI to provide local support to automotive customers in the Metro Detroit area. Cepton also has a presence in Germany, Canada, China and India to serve a fast-growing global customer base. For more information, visit www.cepton.com and follow Cepton on Twitter and LinkedIn. Information on or that can be accessed through our website, our Twitter account, our LinkedIn account, or that is contained in any website to which a hyperlink is provided herein is not part of this press release.
Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current fact included in this press release are forward-looking statements. The statements included above as well as any other statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements may be identified by the use of words such as “estimate,” “objective,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “milestone,” “designed to,” “proposed” or other similar expressions that predict or imply future events or trends or that are not statements of historical matters. Cepton cautions readers of this press release that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond Cepton’s control, that could cause the actual results to differ materially from the expected results. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, the anticipated start date of production for its lead series production awards, potential benefits and the commercial attractiveness to its customers of Cepton’s products and services, the potential success of Cepton’s marketing and expansion strategies, and the potential for Cepton to achieve design awards.
These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Cepton’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. These forward-looking statements are subject to a number of risks and uncertainties, including (1) the conditions affecting the markets in which Cepton operates; (2) the success of Cepton’s strategic relationships, including with Koito, which is not exclusive; (3) fluctuations in sales by Cepton’s major customers; (4) fluctuations in capital spending in the automotive and smart infrastructure markets; (5) negative impact on the global economy and capital markets resulting from macroeconomic conditions, including inflation and rising interest rates, the effects of the COVID-19 pandemic or other future public health crises, and the potential impact of geopolitical conflicts, such as the ongoing conflicts in Ukraine and the Middle East; (6) changes in applicable laws or regulations; (7) the possibility that Cepton’s business may be adversely affected by other economic, business, or competitive factors; (8) the risk that current trends in the automotive and smart infrastructure markets decelerate or do not continue; (9) errors or material differences in Cepton’s estimates and expectations for its financial performance and growth, including when Cepton will generate positive cash flow from operations; (10) risks relating to the uncertainty of projected financial and operating information, including whether Cepton will be able to achieve its target milestones, its pricing and sales volume targets, and its proposed production timelines and win the engagements contemplated in its projected pipeline, and the ability of OEMs and other strategic partners to re-source or cancel vehicle or technology programs; (11) risks related to future market adoption of Cepton’s offerings; (12) the final terms of Cepton’s arrangement with its Tier 1 partner and, in turn, its Tier 1 partner’s contract with GM differing from Cepton’s expectations, including with respect to volume and timing, or that the arrangement can be terminated or may not materialize into a long-term contract partnership arrangement; (13) risks related to Cepton’s marketing and growth strategies; (14) the effects of competition on Cepton’s future business; (15) Cepton’s ability to issue equity or equity-linked securities in the future; (16) Cepton’s ability to raise funding on reasonable terms as necessary to develop its products in the timeframe contemplated by its business plan, and to comply with the terms of any restrictive, financial or other covenants in the agreements governing such funding, including the consent and other rights granted to Koito as part of Koito’s convertible preferred stock investment; (17) Cepton’s ability to execute its business plans and strategy; (18) the outcome of any legal proceedings that may be instituted against Cepton, including any related to the business combination with Growth Capital Acquisition Corp.; and (19) the other risks and uncertainties indicated from time to time in the reports and documents Cepton files with the Securities and Exchange Commission (the “SEC”), including in its Annual Report on Form 10-K. If any of these risks materialize or any of Cepton’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Cepton does not presently know or that Cepton currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Cepton’s expectations, plans or forecasts of future events and views as of the date of this press release. Cepton anticipates that subsequent events and developments will cause its assessments to change. These forward-looking statements should not be relied upon as representing Cepton’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements. Cepton undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by law.
Actual results, performance or achievements may, and are likely to, differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements were based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond Cepton’s control.
Non-GAAP Financial Measures
Some of the financial information and data contained in this press release, such as non-GAAP net loss and adjusted EBITDA, have not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Non-GAAP net loss is defined as GAAP net (loss) income excluding stock-based compensation, non-recurring transaction expenses, gain or loss on changes in fair value of earnout liability and warrants, gain or loss on extinguishment of debt, and foreign currency transaction loss, net. Adjusted EBITDA is defined as non-GAAP net loss before interest income or expense, provision for income taxes, and depreciation and amortization.

Cepton believes these non-GAAP financial measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Cepton’s financial condition and results of operations. Cepton believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating actual and projected operating results and trends in comparing Cepton’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Cepton also believes that adjusted EBITDA is useful to investors and analysts in assessing our operating performance during the periods these charges were incurred on a consistent basis with the periods during which these charges were not incurred. Our presentation of adjusted EBITDA should not be considered as an inference that our future results and financial position will be unaffected by unusual items. Cepton does not consider these non-GAAP financial measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and other amounts that are required by GAAP to be recorded in Cepton’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and other amounts are excluded or included in determining these non-GAAP financial measures.
Cepton, Inc. Contacts
Investors: InvestorRelations@cepton.com
Media: Faithy Li, media@cepton.com
Source: Cepton, Inc.

CEPTON, INC. AND SUBSIDIARIES
Reconciliation of GAAP Net (Loss) Income to Non-GAAP Net Loss and Non-GAAP Adjusted EBITDA
(In thousands, except share and per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022 ⁽¹⁾	2023	2022 ⁽¹⁾
Net (loss) income	$(11,294)	$(17,411)	$(40,226)	$24,631
Stock-based compensation	2,335	2,368	6,989	5,954
Non-recurring transaction expenses	—	300	—	3,009
(Gain) loss on change in fair value of earnout liability	(91)	1,440	(827)	(70,868)
(Gain) loss on change in fair value of warrant liability	(169)	135	(299)	(2,549)
Loss on extinguishment of debt	—	—	1,123	—
Foreign currency transaction loss, net	7	—	757	—
Non-GAAP net loss	$(9,212)	$(13,168)	$(32,483)	$(39,823)
Interest (income) expense, net	(799)	318	(2,015)	1,597
Provision for income taxes	—	5	3	21
Depreciation and amortization	135	77	370	224
Adjusted EBITDA	$(9,876)	$(12,768)	$(34,125)	$(37,981)

GAAP net (loss) income per share attributable to common stockholders:
Basic	$(0.71)	$(1.12)	$(2.55)	$1.73
Diluted	$(0.71)	$(1.12)	$(2.55)	$1.62
Non-GAAP net loss per share attributable to common stockholders:
Basic	$(0.58)	$(0.85)	$(2.06)	$(2.79)
Diluted	$(0.58)	$(0.85)	$(2.06)	$(2.79)
Shares used in computing GAAP net (loss) income per share attributable to common stockholders:
Basic	15,834,152	15,568,941	15,750,586	14,274,416
Diluted	15,834,152	15,568,941	15,750,586	15,204,843
Shares used in computing Non-GAAP net loss per share attributable to common stockholders:
Basic	15,834,152	15,568,941	15,750,586	14,274,416
Diluted	15,834,152	15,568,941	15,750,586	14,274,416

(1)	Prior period figures are presented as adjusted for the one-for-ten reverse stock split of the Company's issued common stock (the “Reverse Stock Split”).

CEPTON, INC. AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(In thousands, except share data)
(unaudited)

	September 30, 2023	December 31, 2022 ⁽¹⁾
ASSETS
Current assets:
Cash and cash equivalents	$43,860	$31,953
Short-term investments	17,345	3,703
Accounts receivable, net of allowance for credit losses of $0 and $0, respectively	2,103	1,301
Inventories	3,911	2,985
Prepaid expenses and other current assets	2,311	6,272
Total current assets	69,530	46,214
Property and equipment, net	1,999	982
Restricted cash	1,283	2,565
Other assets	10,486	555
Total assets	$83,298	$50,316
LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$1,396	$1,979
Operating lease liabilities, current	1,784	211
Accrued expenses and other current liabilities	3,409	2,265
Short-term debt	—	42,587
Total current liabilities	6,589	47,042
Warrant liability	141	440
Earnout liability	93	920
Operating lease liabilities, non-current	9,217	281
Total liabilities	16,040	48,683
Commitments and contingencies (Note 17)
Convertible preferred stock:
Convertible preferred stock – Par value $0.00001 per share – 5,000,000 shares authorized at September 30, 2023 and December 31, 2022; 100,000 shares issued and outstanding at September 30, 2023 (aggregate liquidation preference of $103.0 million at September 30, 2023); No shares issued and outstanding at December 31, 2022	98,891	—
Stockholders’ equity (deficit):
Common stock – Par value $0.00001 per share – 35,000,000 shares authorized at September 30, 2023 and December 31, 2022; 15,846,935 and 15,674,781 shares issued and outstanding at September 30, 2023 and December 31, 2022, respectively	—	—
Additional paid-in capital	94,991	88,058
Accumulated other comprehensive loss	(339)	(366)
Accumulated deficit	(126,285)	(86,059)
Total stockholders’ equity (deficit)	(31,633)	1,633
Total liabilities, convertible preferred stock and stockholders’ equity (deficit)	$83,298	$50,316

(1)	Prior period figures are presented as adjusted for the Reverse Stock Split.

CEPTON, INC. AND SUBSIDIARIES
Condensed Consolidated Statements of Operations
(In thousands, except share and per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022 ⁽¹⁾	2023	2022 ⁽¹⁾
Lidar sensor and prototype revenue	$3,802	$1,778	$7,813	$4,642
Development revenue	31	26	292	1,207
Total revenue	$3,833	$1,804	$8,105	$5,849

Lidar sensor and prototype cost of revenue	3,339	1,872	7,135	5,608
Development cost of revenue	—	3	116	600
Total cost of revenue	$3,339	$1,875	$7,251	$6,208
Gross profit (loss)	494	(71)	854	(359)

Operating expenses:
Research and development	6,706	8,227	23,309	24,368
Selling, general and administrative	6,136	6,722	19,052	21,954
Total operating expenses	12,842	14,949	42,361	46,322
Operating loss	(12,348)	(15,020)	(41,507)	(46,681)
Other income (expense):
Gain (loss) on change in fair value of earnout liability	91	(1,440)	827	70,868
Gain (loss) on change in fair value of warrant liability	169	(135)	299	2,549
Foreign currency transaction loss, net	(7)	—	(757)	—
Loss on extinguishment of debt	—	—	(1,123)	—
Other income (expense), net	2	(493)	23	(487)
Interest income (expense), net	799	(318)	2,015	(1,597)
(Loss) income before income taxes	(11,294)	(17,406)	(40,223)	24,652
Provision for income taxes	—	(5)	(3)	(21)

Net (loss) income	$(11,294)	$(17,411)	$(40,226)	$24,631

Net (loss) income per share, basic	$(0.71)	$(1.12)	$(2.55)	$1.73
Net (loss) income per share, diluted	$(0.71)	$(1.12)	$(2.55)	$1.62
Weighted-average common shares, basic	15,834,152	15,568,941	15,750,586	14,274,416
Weighted-average common shares, diluted	15,834,152	15,568,941	15,750,586	15,204,843

(1)	Prior period figures are presented as adjusted for the Reverse Stock Split.

CEPTON, INC. AND SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows
(In thousands)
(unaudited)

	Nine Months Ended September 30,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$(40,226)	$24,631
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Depreciation and amortization	370	224
Stock-based compensation	6,989	5,954
Amortization of right-of-use asset	1,177	993
Amortization (accretion), other	(682)	838
Gain on change in fair value of earnout liability	(827)	(70,868)
Gain on change in fair value of warrant liability	(299)	(2,549)
Foreign currency transaction loss, net	757	—
Loss from extinguishment of debt	1,123	—
Other	—	181
Changes in operating assets and liabilities:
Accounts receivable, net	(802)	(886)
Inventories	(941)	7
Prepaid expenses and other current assets	2,974	(472)
Other long-term assets	202	(864)
Accounts payable	(805)	(807)
Accrued expenses and other current liabilities	1,144	962
Operating lease liabilities	(680)	(1,169)
Other long-term liabilities	—	320
Net cash used in operating activities	(30,526)	(43,505)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(1,292)	(584)
Purchases of short-term investments	(37,806)	(32,368)
Proceeds from sales of short-term investments	—	8,303
Proceeds from maturities of short-term investments	25,200	8,624
Net cash used in investing activities	(13,898)	(16,025)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from convertible preferred stock, net of transaction costs	99,884	—
Repayment of Koito secured term loan	(45,220)	—
Proceeds from Business Combination and private offering	—	76,107
Payments of Business Combination and private offering transaction costs	—	(29,031)
Proceeds from issuance of debt and warrants, net of debt discount	—	9,724
Proceeds from issuance of common stock options	22	707
Payments of employee taxes related to vested restricted stock units	(63)	—
Issuance of common stock	—	1,700
Net cash provided by financing activities	54,623	59,207

Effect of exchange rate changes on cash	426	(19)

Net increase (decrease) in cash, cash equivalents and restricted cash	10,625	(342)
Cash, cash equivalents and restricted cash, beginning of period	34,518	3,654
Cash, cash equivalents and restricted cash, end of period	$45,143	$3,312